                                                                    Exhibit 10.4


                              SUBSIDIARIES GUARANTY


                  GUARANTY, dated as of March 6, 1998 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned (each, a "Guarantor" and, together with any other entity that becomes a party hereto pursuant to Section 28 hereof, the "Guarantors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement (as hereinafter defined) shall be used herein as therein defined.


                              W I T N E S S E T H :


                  WHEREAS, Video Update, Inc., a Delaware corporation (the "Borrower"), various financial institutions from time to time party thereto (the "Banks") and Banque Paribas, as Agent (the "Agent"), have entered into a Credit Agreement, dated as of March 6, 1998 (as modified, supplemented or amended from time to time, the "Credit Agreement"), providing for the making of Loans to the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower, all as contemplated therein (the Banks, the Agent and the Collateral Agent being herein called the "Bank Creditors");

                  WHEREAS, the Borrower may from time to time enter into, or guaranty, one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements"), with Banque Paribas in its individual capacity, any Bank or a syndicate of financial institutions organized by Banque Paribas or any Bank, any such financial institution or any affiliate of any such person, even if any such person subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns (collectively, the "Other Creditors" and, together with the Bank Creditors, are herein called the "Creditors");

                  WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

                  WHEREAS, it is a condition to the making of Loans and the issuance of, and participation in, Letters of Credit under the Credit Agreement and to the entering into the Interest Rate Protection or Other Hedging Agreements that each Guarantor shall have executed and delivered this Guaranty; and

                  WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrower and the issuance of, and participation in, Letters of Credit for the account of the Borrower under the Credit Agreement and the entering into of the Interest

Rate Protection or Other Hedging Agreements and, accordingly, desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraph;


                  NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Creditors and hereby covenants and agrees with each Creditor as follows:


                  1. Each Guarantor irrevocably and unconditionally, and jointly and severally, guarantees: (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by, and Loans made to, the Borrower under the Credit Agreement and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit issued under the Credit Agreement, and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), indebtedness and liabilities (including, without limitation, indemnities, fees and interest thereon) of the Borrower owing to the Bank Creditors now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and the other Credit Documents and the due performance and compliance by the Borrower with the terms, conditions and agreements contained in the Credit Documents (all such principal, interest, obligations and liabilities under this clause (i), except to the extent consisting of obligations or liabilities with respect to Interest Rate Protection Agreement or Other Hedging Agreements, being herein collectively referred to as the "Credit Document Obligations") and (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), indebtedness and liabilities (including, without limitation, indemnities, fees and interest thereon) owing by the Borrower to the Other Creditors under any Interest Rate Protection or Other Hedging Agreement, whether such Interest Rate Protection or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by the Borrower with the terms, conditions and agreements contained therein (all such obligations and indebtedness being herein collectively called the "Other Obligations"; and together with the Credit Document Obligations are herein collectively called the "Guaranteed Obligations"). Subject to Section 22 of this Agreement, each Guarantor understands, agrees and confirms that the Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against the Borrower, against any security for the Guaranteed Obligations, against any other Guarantor, or against any other guarantor under any other guaranty covering the Guaranteed Obligations. This Guaranty shall constitute a guaranty of payment and not of collection. All payments by each Guarantor under this Guaranty shall be made on the same basis as payments by the Borrower under Sections 4.03 and 4.04 of the Credit Agreement.


                  2. Additionally, each Guarantor, jointly and severally, unconditionally and irrevocably, guarantees the payment of any and all Guaranteed Obligations of the Borrower to the Creditors whether or not due or payable by the Borrower upon the occurrence in respect of the Borrower of any of the events specified in Section 10.05 of the Credit

Agreement, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Creditors, or order, on demand, in lawful money of the United States.

                  3. The liability of each Guarantor hereunder is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrower whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of such Guarantor hereunder shall not be affected or impaired by: (i) any direction as to application of payment by the Borrower; (ii) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the indebtedness of the Borrower; (iii) any payment on or in reduction of any such other guaranty or undertaking; (iv) any dissolution, termination or increase, decrease or change in personnel by the Borrower; or (v) any payment made to any Creditor on the indebtedness which any Creditor repays the Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding.

                  4. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or the Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or the Borrower, and whether or not any other Guarantor, any other guarantor or the Borrower be joined in any such action or actions. Each Guarantor waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Borrower or other circumstance which operates to toll any statute of limitations as to the Borrower shall operate to toll the statute of limitations as to each Guarantor.

                  5. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action taken by the Agent or any other Creditor against, and any other notice to, any party liable thereon (including such Guarantor or any other Guarantor or guarantor).

                  6. Any Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to any Guarantor, without impairing or releasing the obligations of any Guarantor hereunder, upon or without any terms or conditions and in whole or in part (and each Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to any and all of the following):

                   (i) change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations, any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

                  (ii) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

                 (iii) exercise or refrain from exercising any rights against the Borrower, any Guarantor or others or otherwise act or refrain from acting;

                  (iv) settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of the Borrower to creditors of the Borrower;

                   (v) apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrower to the Creditors regardless of what liabilities of the Borrower remain unpaid;

                  (vi) consent to or waive any breach of, or any act, omission or default under, any of the Interest Rate Protection or Other Hedging Agreements or any of the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Interest Rate Protection or Other Hedging Agreements or any of the Credit Documents or any of such other instruments or agreements; and/or

                 (vii) act or fail to act in any manner referred to in this Guaranty which may deprive any Guarantor of its right to subrogation against the Borrower to recover full indemnity for any payments made pursuant to this Guaranty.

                  7. No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full of the Guaranteed Obligations.

                  8. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Creditor in exercising any right, power or privilege hereunder and no course of dealing between any Guarantor and any Creditor shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Creditor to inquire into the capacity or powers of the Borrower or any of its Subsidiaries or the officers, directors, partners or agents acting or purporting to act on its behalf and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  9. Any indebtedness of the Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Borrower to the Creditors, and such indebtedness of the Borrower to any Guarantor, if the Agent, after an Event of Default has occurred, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Creditors and be paid over to the Creditors on account of the indebtedness of the Borrower to the Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of the Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code, or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                  10. (a) Each Guarantor waives any right (except as shall be required by applicable statute and cannot be waived) to require the Creditors to
(i) proceed against the Borrower, any other Guarantor, any other guarantor or any other party, (ii) proceed against or exhaust any security held from the Borrower, any other Guarantor, any other guarantor or any other party or (iii) pursue any other remedy in the Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Borrower, any other Guarantor, any other guarantor or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrower, any other Guarantor, any other guarantor or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower other than payment in full of the Guaranteed Obligations. The Creditors may, at their election, foreclose on any security held by the Agent, the Collateral Agent or the other Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Creditors may have against the Borrower or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Creditors, even though such election operates to impair any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other party or any security.

                  (b) Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                  11. In order to induce the Banks to make Loans to the Borrower, and to issue, and participate in, Letters of Credit for the account of the Borrower pursuant to the Credit Agreement and in order to induce the Other Creditors to execute, deliver and perform the Interest Rate Protection and Other Hedging Agreements, each Guarantor hereby represents, warrants and covenants that:

                   (i) Such Guarantor and each of its Subsidiaries (x) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (y) has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and
         (z) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification except for failures to be so qualified which, in the aggregate, would not have a material adverse effect on the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of such Guarantor or of such Guarantor and its Subsidiaries taken as a whole.

                  (ii) Such Guarantor has the corporate power and authority to execute, deliver and perform the terms and provisions of this Guaranty and each other Credit Document to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of each such Credit Document. Such Guarantor has duly executed and delivered this Guaranty and each other Credit Document to which it is a party, and each such Credit Document constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law).

                 (iii) Neither the execution, delivery or performance by such Guarantor of this Guaranty or any other Credit Document to which it is a party, nor compliance by it with the terms and provisions hereof or thereof, (x) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (y) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or (z) will violate any provision of the Certificate of Incorporation or By-Laws (or similar organizational documents) of such Guarantor or any of its Subsidiaries.

                  (iv) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the Initial Borrowing Date and are in full force and effect), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with, (x) the execution, delivery and performance of this Guaranty or any other Credit Document to which such Guarantor is a party or (y) the legality, validity, binding effect or enforceability of this Guaranty or any other Credit Document to which such Guarantor is a party.

                   (v) There are no actions, suits or proceedings pending or threatened (x) with respect to this Guaranty, (y) with respect to any Indebtedness of the Guarantor or any of its Subsidiaries or (z) that are reasonably likely to materially and adversely affect the performance, business, assets, nature of assets, liabilities, operations, properties, condition (financial or otherwise) or prospects of such Guarantor and its Subsidiaries taken as a whole.

                  (vi) In the event such Guarantor is a U.S. Credit Party, on the date hereof and after giving effect to the incurrence by such Guarantor of the Contingent Obligations evidenced by this Guaranty, (x) the assets of such Guarantor, at a fair valuation, will exceed its debts, (y) such Guarantor will have sufficient capital to conduct its business and (z) such Guarantor will not have incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this clause (vi), "debt" means any liability on a claim, and "claim" means (x) right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

                  12. Each Guarantor covenants and agrees that on and after the date hereof and until the Total Commitment, all Interest Rate Protection or Other Hedging Agreements and all Letters of Credit have terminated and all Guaranteed Obligations have been paid in full, such Guarantor shall take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Section 8 or 9 of the Credit Agreement, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

                  13. Each Guarantor hereby jointly and severally agrees to pay all reasonable out-of-pocket costs and expenses of each Creditor in connection with the enforcement of this

Guaranty and the protection of such Creditor's rights hereunder, and in connection with any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel (including in-house counsel) employed by any of the Creditors).

                  14. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Creditors and their successors and assigns.

                  15. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated in any manner whatsoever unless in writing duly signed by the Agent (with the consent of (x) the Required Banks (or to the extent required by Section 13.12 of the Credit Agreement, each of the Banks) at all times prior to the time at which all Credit Document Obligations have been paid in full or (y) the holders of at least a majority of the outstanding Other Obligations at all times after the time at which all Credit Document Obligations have been paid in full) and each Guarantor directly affected thereby (it being understood that the release or addition of any Guarantor hereunder shall not constitute a change or waiver affecting any Guarantor other than the Guarantor so released or added); provided, however, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Creditors (and not all Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors (as defined below) of such Class of Creditors. For the purpose of this Guaranty, the term "Class" shall mean each class of Creditors, i.e., whether (x) the Bank Creditors as holders of the Credit Document Obligations or (y) the Other Creditors as holders of the Other Obligations. For the purpose of this Guaranty, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Banks and (y) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection or Other Hedging Agreements.

                  16. Each Guarantor acknowledges that an executed (or conformed) copy of the Credit Agreement has been made available to its principal executive officers and such officers are familiar with its contents.

                  17. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" under, and as defined in, the Credit Agreement or any payment default (after giving effect to any grace period applicable thereto) under any Interest Rate Protection or Other Hedging Agreement and shall in any event, include without limitation any payment default on any of the Guaranteed Obligations after giving effect to any grace period applicable thereto), each Creditor is hereby authorized at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Guarantor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Creditor (including, without limitation, by branches and agencies of such Creditor wherever located) to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Creditor under this Guaranty, irrespective of whether or not such Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.

                  18. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of any Bank Creditor, as provided in the Credit Agreement, (ii) in the case of any Guarantor, at its address set forth opposite its signature below, and (iii) in the case of any Other Creditor, as provided in the Security Agreement; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                  19. If claim is ever made upon any Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (a) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (b) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Borrower), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon it, notwithstanding any revocation hereof or the cancellation of any Note or any Interest Rate Protection or Other Hedging Agreement or other instrument evidencing any liability of the Borrower, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                  20. Any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by the Borrower or other Persons liable in respect of the Guaranteed Obligations (including any Guarantor), with respect to any of the Guaranteed Obligations shall, if the statute of limitations in favor of any Guarantor against any Creditor shall have commenced to run, toll the running of such statute of limitations, and if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

                  21. (A) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT TO WHICH SUCH GUARANTOR IS A PARTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO SUCH ACTIONS OR PROCEEDINGS. EACH GUARANTOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH GUARANTOR, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT TO WHICH SUCH GUARANTOR IS A PARTY BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH GUARANTOR. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH

ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO EACH GUARANTOR AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT TO WHICH SUCH GUARANTOR IS A PARTY THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. IN ADDITION, EACH MATERIAL GUARANTOR HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM WITH ITS OFFICES ON THE DATE HEREOF AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF, AND IN RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, EACH MATERIAL GUARANTOR AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT FOR THE BANKS UNDER THIS GUARANTY. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY OF THE CREDITORS TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION. FOR PURPOSES OF THIS SECTION 21(a), THE TERM "MATERIAL GUARANTOR" SHALL MEAN AND INCLUDE, AT ANY TIME, (i) MOOVIES, (ii) MOOVIES OF GEORGIA, INC., (iii) MOOVIES OF IOWA, INC., (iv) MOOVIES OF THE CAROLINAS, INC., (v) PIC-A-FLICK OF GREENVILLE, INC., (vi) VIDEO UPDATE CANADA AND (vii) ANY SUBSIDIARY OF THE BORROWER THAT (x) HAS ASSETS AT SUCH TIME COMPRISING 5% OR MORE OF THE CONSOLIDATED ASSETS OF THE BORROWER AND ITS SUBSIDIARIES OR (y) HAD NET INCOME IN THE MOST RECENTLY ENDED FISCAL YEAR OF THE BORROWER COMPRISING 5% OR MORE OF THE CONSOLIDATED NET INCOME OF THE BORROWER AND ITS SUBSIDIARIES FOR SUCH FISCAL YEAR.

                  (B) EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (A) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  22. (a) Each Guarantor, in addition to the subrogation rights it shall have against the Borrower under applicable law as a result of any payment it makes hereunder, shall also have a right of contribution against all other Guarantors in respect of any such payment pro rata among same based on their respective net fair value as enterprises, provided any such right of contribution shall be subject and subordinate to the prior payment in full of the Guaranteed Obligations (and such Guarantor's obligations in respect thereof). It is the desire and intent of each Guarantor and the Creditors that this Guaranty shall be enforced against each Guarantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.

                  (b) If, however, and to the extent, that the obligations of any Guarantor under this Guaranty would, in the absence of this sentence, be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers), then the amount of the Guaranteed Obligations of such Guarantor (but not the Guaranteed Obligations of any other Guarantor unless such other Guarantor or Guarantors are individually subject to the circumstances covered by this Section 22) shall be deemed to be reduced ab initio to that maximum amount which would be permissible under applicable law without causing such Guarantor's obligations hereunder to be so invalidated.

                  23. The Creditors agree that this Guaranty may be enforced only by the action of the Agent or the Collateral Agent, in each case acting upon the instructions of the Required Banks and that no Creditor shall have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Security Documents, it being understood and agreed that such rights and remedies may be exercised by the Agent or the Collateral Agent for the benefit of the Creditors upon the terms of this Guaranty and the Security Documents. The Creditors further agree that this Guaranty may not be enforced against any director, officer or employee of any Guarantor.

                  24. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent.

                  25. In the event that all of the capital stock of one or more Guarantors is sold in connection with a sale permitted by Section 9.02 of the Credit Agreement and the proceeds of such sale or sales are applied in accordance with the provisions of Section 4.02 of the Credit Agreement, to the extent applicable, each Guarantor (x) all of the capital stock of which is so sold or (y) which is a Subsidiary of a Guarantor all of the capital stock of which is so sold, shall be released from this Guaranty and this Guaranty shall, as to each Guarantor or Guarantors, terminate, and have no further force or effect.

                  26. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  27. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

                  28. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Credit Agreement shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Agent.

                  29. (a) Each Guarantor's obligations hereunder and under the other Credit Documents to make payments in Dollars shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than Dollars, except to the extent that such tender or recovery results in the effective receipt by the Agent, the Collateral Agent or the respective Bank of the full amount of Dollars expressed to be payable to the Agent, the Collateral Agent or such Bank under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against any Guarantor in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than Dollars (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in Dollars, the conversion shall be made at the dollar equivalent thereof (as quoted by the Agent or if the Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Agent) determined, in each case, as of the day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

                  (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, each Guarantor covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

                  (c) For purposes of determining the dollar equivalent or any other rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of Dollars.

                  30. For greater certainty and notwithstanding anything contained in this Guaranty, no Guarantor that is a Canadian Credit Party (each, a "Canadian Guarantor") shall be liable for the obligations of any other Guarantor which is not (i) a Subsidiary of such Canadian Guarantor or (ii) a holding body corporate of which such Canadian Guarantor is a Wholly-Owned Subsidiary unless there are reasonable grounds for believing that (a) such Canadian Guarantor is or, after giving the financial assistance, would be able to pay its liabilities as they become due, or (b) the realizable value of such Canadian Guarantor's assets excluding the amount of any financial assistance in the form of a loan and in the form of any secured guarantee, after giving the financial assistance, would be greater than or equal to the aggregate of such Canadian Guarantor's liabilities and stated capital of each class.

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.



Address:                                MOOVIES, INC.,
                                        as a Guarantor
[201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      ------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:




Address:                                MOOVIES OF THE CAROLINAS, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607
Attention:  President                   By /s/ Daniel A. Potter
Tel:  (864) 213-1700                       ------------------------------
Fax:  (864) 213-1702                       Name:
                                           Title:


Address:                                MOOVIES OF GEORGIA, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      -------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:



Address:                                MOOVIES OF IOWA, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      -------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:

Address:                                MOOVIES OF MICHIGAN, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607
Attention:  President                   By /s/ Daniel A. Potter
Tel:  (864) 213-1700                       ------------------------------
Fax:  (864) 213-1702                       Name:
                                           Title:


Address:                                MOVIE WAREHOUSE FRANCHISE SYSTEMS,
                                        INC., as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      -------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:



Address:                                E.C.6., INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      ------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:




Address:                                SONI, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      ------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:

Address:                                PQ3, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      -------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:




Address:                                SNO, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      -------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:





Address:                                GBO, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      --------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:



Address:                                D-SKIPPY, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      --------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:



Address:                                DCO, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      --------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:

Address:                                PTO, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      ------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:


Address:                                THE MOVIE STORE, INC. #2,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      ------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:



Address:                                THE MOVIE STORE III, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      ------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:



Address:                                ALPHARETTA MEDIA ASSOCIATES, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                   By /s/ Daniel A. Potter
Attention:  President                      ------------------------------
Tel:  (864) 213-1700                       Name:
Fax:  (864) 213-1702                       Title:




Address:                                RIO MEDIA ASSOCIATES, INC.,
                                        as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                    By /s/ Daniel A. Potter
Attention:  President                       ------------------------------
Tel:  (864) 213-1700                        Name:
Fax:  (864) 213-1702                        Title:

Address:                                     PIC-A-FLICK OF GREENVILLE, INC.,
                                             as a Guarantor
201 Brookfield Parkway
Suite 200
Greenville, SC  29607                        By /s/ Daniel A. Potter
Attention:  President                           ------------------------------
Tel:  (864) 213-1700                            Name:
Fax:  (864) 213-1702]                           Title:


Address:                                         TINSELTOWN VIDEO, INC.,
c/o Video Update, Inc.                                 as a Guarantor
3100 World Trade Center
30 East Seventh Street
St. Paul, MN  55101                              By    /S/ DANIEL A. POTTER
                                                   ------------------------
Attention:  President                                  Name:
Tel:  (612) 222-0006                                   Title:
Fax:  (612) 229-9666


Address:                                         WILLIAMS VIDEO, INC.,
c/o Video Update, Inc.                                 as a Guarantor
3100 World Trade Center
30 East Seventh Street
St. Paul, MN  55101                              By    /S/ DANIEL A. POTTER
                                                   ------------------------
Attention:  President                                  Name:
Tel:  (612) 222-0006                                   Title:
Fax:  (612) 229-9666


Address:                                         VUI MERGER CORP.,
c/o Video Update, Inc.                                 as a Guarantor
3100 World Trade Center
30 East Seventh Street
St. Paul, MN  55101                              By    /S/ DANIEL A. POTTER
                                                   ------------------------
Attention:  President                                  Name:
Tel:  (612) 222-0006                                   Title:
Fax:  (612) 229-9666


Address:                                         VIDEO UPDATE CANADA, INC.,
Unit 1393                                              as a Guarantor
20800 Westminster Highway
Richmond, British Columbia
Attention:  President                            By    /S/ DANIEL A. POTTER
                                                   ------------------------
Tel:  (604) 821-1551                                   Name:
Fax:  (604) 821-2979                                   Title:

Address:                                         24 HOUR ENTERTAINMENT GROUP
c/o Video Update Canada                                LTD. as a Guarantor
Inc.
Unit 1393
20800 Westminster Highway
Richmond, British Columbia
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (604) 821-1551                               ------------------------
Fax:  (604) 821-2979                                   Name:
                                                       Title:


Address:                                         24 HOUR ENTERTAINMENT LEASING
c/o Video Update Canada                                LTD. as a Guarantor
Inc.
Unit 1393
20800 Westminster Highway
Richmond, British Columbia
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (604) 821-1551                               ------------------------
Fax:  (604) 821-2979                                   Name:
                                                       Title:


Address:                                         1137239 ONTARIO LIMITED,
c/o Video Update Canada                                as a Guarantor
Inc.
Unit 1393
20800 Westminster Highway
Richmond, British Columbia
Attention:  President                            By    /S/ DANIEL A. POTTER
Tel:  (604) 821-1551                               ------------------------
Fax:  (604) 821-2979                                   Name:
                                                       Title:


Accepted and Agreed to:


BANQUE PARIBAS,
  as Collateral Agent, as Pledgee


By /s/ D. Ercole
   ------------------------------
   Name: D. Ercole
   Title: M. Director


By_____________________________
   Name:
   Title: